UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 27, 2019

GS Mortgage Securities Trust 2019-GC38

(Central Index Key Number 0001763207)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-01	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

Item 8.01.	Other Events.

On February 27, 2019 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2019-GC38, Commercial Mortgage Pass-Through Certificates, Series 2019-GC38 (the “Certificates”), pursuant to a pooling and servicing agreement, dated as of February 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated February 15, 2019 and filed with the Securities and Exchange Commission on February 27, 2019 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
365 Bond	4.5	NAP
Pace Gallery HQ	4.6	NAP
Pier 70	4.7	4.2
3 Park Avenue	4.8	4.3
145 Clinton	4.9	4.4
5444 & 5430 Westheimer	4.10	4.4
Albertsons Industrial - PA	4.11	(1)
Fairbridge Office Portfolio	4.12	4.3

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E-RR, Class F-RR, Class
G-RR, Class H-RR, Class I-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $661,888,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of February 13, 2019 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co. and CGMI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $94,556,365, were sold to GS&Co., CGMI, Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of February 13, 2019, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2019-GC38 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 53 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of February 1, 2019 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC and (ii) Citi Real Estate Funding Inc. (“CREFI” and, together with GSMC, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of February 1, 2019 the “CREFI Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,067,577, were approximately $782,914,093. Of the expenses paid by the Depositor, approximately $758,224 were paid directly to affiliates of the Depositor, approximately $858,224 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $160,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,049,353 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated February 15, 2019. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of February 15, 2019.

Goldman Sachs Mortgage Company, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R.

Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P., acting as a majority-owned affiliate of a third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class I-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $39,335,516 (excluding accrued interest), representing approximately 5.01% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $39,266,967, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated February 6, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of February 13, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	DBGS 2018-C1 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	Benchmark 2019-B9 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	Benchmark 2018-B8 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	365 Bond Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	Pace Gallery HQ Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Pier 70 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	3 Park Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	145 Clinton Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	5444 & 5430 Westheimer Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Albertsons Industrial - PA Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Fairbridge Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated February 15, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2019		GS MORTGAGE SECURITIES
CORPORATION II
	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of February 13, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer	(E)
4.2	DBGS 2018-C1 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.3	Benchmark 2019-B9 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.4	Benchmark 2018-B8 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	365 Bond Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Pace Gallery HQ Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Pier 70 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
4.8	3 Park Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	145 Clinton Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	5444 & 5430 Westheimer Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Albertsons Industrial - PA Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Fairbridge Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2019 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated February 15, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.